U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: September 8, 2004
              (DATE OF EARLIEST EVENT REPORTED: December 11, 2003)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       0-32199                    95-4735256
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

 Suite 300-1055 West Hastings Street
       Vancouver, B.C. Canada                                      V6E 2E9
(Address of principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                           TUGBOAT INTERNATIONAL, INC.
          1445 Marpole Avenue, Suite 409, Vancouver, BC Canada V6H 1S5
                               Tel. (604) 733-5055
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     December 11, 2003, registrant (formerly known as Tugboat International, Inc. hereinafter referred to as "Tugboat" or "MidNet"), by and through its wholly-owned subsidiary, Tugboat Acquisition Corp., a Nevada corporation ("TAC"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of Common Stock of MidNet, Inc., a Nevada corporation ("MidNetNV"), from the shareholders of MidNetNV, in full and sole consideration of 7,506,000 shares of the registrant's restricted Common Stock, representing 58% of the total outstanding shares of Common Stock of Tugboat, post-merger. The transaction did not involve the transfer of any funds. The 7,506,000 shares were issued directly by Tugboat from its authorized but unissued shares of Common Stock.

     In addition, the holders of 300,000 shares of Preferred Stock of MidNetNV exchanged their shares for 300,000 shares of Tugboat Preferred Stock, $.0001 per share par value. The 300,000 Tugboat Preferred Shares have the identical rights and preferences as the 300,000 Preferred Shares issued by MidNetNV. In addition, options for members of the Advisory Board and consultants of MidNetNV to acquire 1,260,000 restricted shares of MidNetNV, at an exercise price of $.50 per share, were exchanged for options to acquire 1,260,000 restricted shares of Tugboat, at an exercise price of $.50 per share, on the same terms and conditions of the MidNet options.

     The shareholders of MidNetNV now have direct beneficial ownership and voting control of Tugboat.

     The amount of such consideration was determined on a negotiated basis between the parties, giving due consideration to the market value of registrant's shares and the approximate value of the assets of MidNetNV. The transaction did not involve the transfer of any funds.

     Over the past three years, MidNetNV has created and developed a proprietary system called "The Middle Network(SM)", which allows its customers to communicate digitally in a secure, reliable and affordable environment. The Middle Network(SM) acts as the 'middle layer' between telecommunications infrastructure companies (Telco's), Application Service Providers (ASP's) and customers. This network is neutral and, by virtue of its immense capacity, provides a complementary and effective digital alternative to the unsecured congested Internet (fraught with viruses, worms and hackers), parcel couriers and expensive limited private networks. MidNetNV anticipates users of The Middle Network(SM) will accept it as a critical enhancement utility that will become an integral operational component to the sustainability and future growth of their businesses. The Middle Network(SM) is now ready for commercialization.

     Tugboat intends to continue developing the business of MidNetNV.

     There are no other material relationships between TAC and/or MidNetNV, or the shareholders thereof, and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director.

     A copy of the agreement is included by reference as an exhibit to this filing.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

     On December 11, 2003, registrant (formerly known as Tugboat International, Inc., hereinafter referred to as "Tugboat" or "MidNet"), by and through its wholly-owned subsidiary, Tugboat Acquisition Corp., a Nevada corporation ("TAC"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of MidNet, Inc., a Nevada corporation ("MidNetNV"), from the shareholders of MidNetNV, in full and sole consideration of 7,506,000 shares of the registrant's restricted Common Stock, representing 58% of the total outstanding shares of Common Stock of Tugboat, post-merger. The transaction did not involve the transfer of any funds. The 7,506,000 shares were issued directly by Tugboat from its authorized but unissued shares of Common Stock. The shareholders of MidNetNV now have direct beneficial ownership and voting control of Tugboat.

     In addition, the holders of 300,000 shares of Preferred Stock of MidNetNV exchanged their shares for 300,000 shares of Tugboat Preferred Stock, $.0001 per share par value. The 300,000 Tugboat Preferred Shares have the identical rights and preferences as the 300,000 Preferred Shares issued by MidNetNV. In addition, options for members of the Advisory Board and consultants of MidNetNV to acquire 1,260,000 restricted shares of MidNetNV, at an exercise price of $.50 per share, were exchanged for options to acquire 1,260,000 restricted shares of Tugboat, at an exercise price of $.50 per share, on the same terms and conditions of the MidNetNV options.

     There are no arrangements or understandings among members of the former and/or the new control groups and/or their respective associates with respect to the election of directors or other matters.

     Concurrent with the merger, the following persons were appointed as Directors of Tugboat: Ruedi Aschwanden, Tilo Kunz and Peter Fentiman. Karen A. Batcher resigned as President, Secretary and Treasurer of Tugboat and the Board of Directors appointed Peter Fentiman to serve as President. Mr. Aschwanden was appointed to serve as Secretary and Treasurer.

     There are no arrangements, known to the registrant, the operation of which may, at a subsequent date, result in a change in control of registrant.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     The following are the financial statements for the Company.

                                  MidNet, Inc.
                     (Formerly Tugboat International, Inc.)
                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                          DECEMBER 31, 2003, AND 2002,
                              WITH AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                                ARMANDO C. IBARRA
                           Certified Public Accountant
                           A Professional Corporation

Armando C. Ibarra, C.P.A.                   Members of the American Institute of
                                            Certified Public Accountants
Armando Ibarra, Jr., C.P.A., JD             Members of the California Society of
                                            Certified Public Accountants
                                Members of the Better Business Bureau since 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
MidNet, Inc.
(Formerly Tugboat International, Inc.)
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of MidNet, Inc. (Formerly Tugboat International, Inc.) as of December 31, 2003 (restated) and 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended and from the period of January 16, 2002 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MidNet Inc. (Formerly Tugboat International, Inc.) as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended and from the period of January 16, 2002 (inception) to December 31, 2003 in conformity with U.S. generally accepted accounting principles.


/s/ Armando C. Ibarra, CPA-APC
----------------------------------
Armando C. Ibarra, CPA-APC

January 28, 2004
July 1, 2004 (restated)
Chula Vista, California

                                  MIDNET, INC.
                     (Formerly Tugboat International, Inc.)
                          (A Development Stage Company)
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------

                                                                        Year Ended          Year Ended
                                                                        December 31,        December 31,
                                                                           2003                2002
                                                                         ---------           ---------
                                     ASSETS

CURRENT ASSETS
  Cash                                                                   $  67,074           $   2,925
                                                                         ---------           ---------
TOTAL CURRENT ASSETS                                                        67,074               2,925

NET PROPERTY & EQUIPMENT                                                     6,066               6,882

OTHER ASSETS
  Security deposits                                                            758                  --
  Prepaid expenses                                                         220,500                 734
                                                                         ---------           ---------
TOTAL OTHER ASSETS                                                         221,258                 734
                                                                         ---------           ---------

      TOTAL ASSETS                                                       $ 294,398           $  10,541
                                                                         =========           =========

                  LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable                                                       $   9,934           $   4,644
  Consulting fees payables                                                 130,000              75,000
  Shareholder loan                                                              --              12,828
  Taxes payable                                                                744                  --
                                                                         ---------           ---------
TOTAL CURRENT LIABILITIES                                                  140,678              92,472
                                                                         ---------           ---------

      TOTAL LIABILITIES                                                    140,678              92,472

STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock, ($.0001 par value, 20,000,000 shares
   authorized; 300,000 shares issued and outstanding
   as of December 31, 2003 and 2002, respectively.)                             30                  30
  Common stock, ($.0001 par value, 80,000,000 shares
   authorized; 13,732,935 and 7,505,935 shares issued and
   outstanding as of December 31, 2003 and 2002, respectively.)              1,373                 751
  Additional paid-in capital                                               432,532             137,819
  Stock subscription receivable                                               (300)               (300)
  Deficit accumulated during development stage                            (279,915)           (220,231)
                                                                         ---------           ---------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                       153,720             (81,931)
                                                                         ---------           ---------

      TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)                 $ 294,398           $  10,541
                                                                         =========           =========

               See Notes to the Consolidated Financial Statements

                                  MIDNET, INC.
                     (Formerly Tugboat International, Inc.)
                          (A Development Stage Company)
                      Consolidated Statements of Operations
--------------------------------------------------------------------------------

                                                                              January 16, 2002
                                                                                (inception)
                                             Year Ended        Year Ended         through
                                             December 31,      December 31,     December 31,
                                                2003              2002             2003
                                             -----------       -----------      -----------
REVENUES
  Revenues                                   $    21,328       $        --      $ 21,328.00
                                             -----------       -----------      -----------
TOTAL REVENUES                                    21,328                --        21,328.00

GENERAL & ADMINISTRATIVE EXPENSES                 81,038           220,231          301,269
                                             -----------       -----------      -----------
TOTAL GENERAL & ADMINISTRATIVE EXPENSES           81,038           220,231          301,269

OTHER INCOME & (EXPENSES)
  Other income                                        26                --               26
                                             -----------       -----------      -----------
TOTAL OTHER INCOME & (EXPENSES)                       26                --               26
                                             -----------       -----------      -----------

NET INCOME (LOSS)                            $   (59,684)      $  (220,231)     $  (279,915)
                                             ===========       ===========      ===========

BASIC EARNINGS (LOSS) PER SHARE              $     (0.01)      $     (0.03)
                                             ===========       ===========
WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                     7,832,656         7,143,934
                                             ===========       ===========

DILUTED EARNINGS (LOSS) PER SHARE            $     (0.01)      $     (0.03)
                                             ===========       ===========
WEIGHTED AVERAGE NUMBER OF
 DILUTED SHARES OUTSTANDING                    9,643,560         8,126,948
                                             ===========       ===========

               See Notes to the Consolidated Financial Statements

                                  MIDNET, INC.
                     (Formerly Tugboat International, Inc.)
                          (A Development Stage Company)
                  Statement of Changes in Stockholders' Equity
           From January 16, 2002 (inception) through December 31, 2003
--------------------------------------------------------------------------------

                                                                 Preferred                           Common
                                               Preferred          Stock              Common          Stock
                                                 Stock            Amount             Stock           Amount
                                                 -----            ------             -----           ------
Stock issued for cash on January
16, 2002 @ $0.0001 per share                                   $        --          7,344,000       $     734

Stock issued for cash on March 31,
2002 @ $1.00 per share                                                                131,335              13

Stock subscription receivable                    300,000                30

Stock issued for consulting services on
December 3, 2002 @ $1.00 per share                                                     30,600               4

Net loss, December 31, 2002
                                             -----------       -----------       ------------       ---------
BALANCE, DECEMBER 31, 2002                       300,000                30          7,505,935             751
                                             ===========       ===========       ============       =========
Recapitalization (note 1)                                                           5,544,000             554

Stock issued for cash on December
19, 2003 @ $0.75 per share                                                            133,000              13

Stock issued for consulting services on
December 30, 2003 @ $0.36 per share                                                   550,000              55

Net loss, December 31, 2003
                                             -----------       -----------       ------------       ---------
BALANCE, DECEMBER 31, 2003                       300,000       $        30         13,732,935       $   1,373
                                             ===========       ===========       ============       =========

                                                                             Deficit
                                                                           Accumulated
                                             Additional       Stock           During
                                              Paid-in      Subscription     Development
                                              Capital       Receivable        Stage           Total
                                              -------       ----------        -----           -----
Stock issued for cash on January
16, 2002 @ $0.0001 per share                  $  5,266        $  --         $      --       $   6,000

Stock issued for cash on March 31,
2002 @ $1.00 per share                         107,287                                        107,300

Stock subscription receivable                      270         (300)                               --

Stock issued for consulting services on
December 3, 2002 @ $1.00 per share              24,996                                         25,000

Net loss, December 31, 2002                                                  (220,231)       (220,231)
                                              --------        -----         ---------       ---------
BALANCE, DECEMBER 31, 2002                     137,819         (300)         (220,231)        (81,931)
                                              ========        =====         =========       =========
Recapitalization (note 1)                         (469)                                            85

Stock issued for cash on December
19, 2003 @ $0.75 per share                      99,737                                         99,750

Stock issued for consulting services on
December 30, 2003 @ $0.36 per share            195,445                                        195,500

Net loss, December 31, 2003                                                   (59,684)        (59,684)
                                              --------        -----         ---------       ---------
BALANCE, DECEMBER 31, 2003                    $432,532        $(300)        $(279,915)      $ 153,720
                                              ========        =====         =========       =========

               See Notes to the Consolidated Financial Statements

                                  MIDNET, INC.
                     (Formerly Tugboat International, Inc.)
                          (A Development Stage Company)
                      Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

                                                                                                 January 16, 2002
                                                                                                   (inception)
                                                            Year Ended          Year Ended            through
                                                            December 31,        December 31,        December 31,
                                                               2003                2002                2003
                                                            -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                         $   (59,684)        $  (220,231)        $  (279,915)
  Depreciation                                                    2,065               2,950               5,015
  (Increase) decrease in security deposits                         (758)                 --                (758)
  (Increase) decrease in prepaid expenses                      (219,766)               (734)           (220,500)
  Increase (decrease) in consulting fees payables                55,000              75,000             130,000
  Increase (decrease) in taxes payables                             744                  --                 744
  Increase (decrease) in accounts payable                         5,290               4,644               9,934
  Common stock issued for services                                   --              25,000              25,000
                                                            -----------         -----------         -----------
     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES       (217,109)           (113,371)           (330,480)

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property & equipment                            (1,249)             (9,832)            (11,081)
                                                            -----------         -----------         -----------
     NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES         (1,249)             (9,832)            (11,081)

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of preferred stock                                        --                  30                  30
  Issuance of common stock                                          622                 747               1,369
  Additional paid in capital                                    294,713             112,823             407,536
  Subscription receivable                                            --                (300)               (300)
  Shareholder loan                                              (12,828)             12,828                  --
                                                            -----------         -----------         -----------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        282,507             126,128             408,635
                                                            -----------         -----------         -----------

NET INCREASE (DECREASE) IN CASH                                  64,149               2,925              67,074

CASH AT BEGINNING OF YEAR                                         2,925                  --                  --
                                                            -----------         -----------         -----------
CASH AT END OF YEAR                                         $    67,074         $     2,925         $    67,074
                                                            ===========         ===========         ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:
  Interest paid                                             $        --         $        --         $        --
                                                            ===========         ===========         ===========
  Income taxes paid                                         $        --         $        --         $        --
                                                            ===========         ===========         ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH
INVESTING AND FINANCING ACTIVITIES:
  Common stock issued for acquisition of subsidiary           7,505,935                  --           7,505,935
                                                            ===========         ===========         ===========
  Preferred stock issued for acquisition of subsidiary          300,000                  --             300,000
                                                            ===========         ===========         ===========
Stock issued for services                                            --              25,000              25,000
                                                            ===========         ===========         ===========

               See Notes to the Consolidated Financial Statements

                                  MIDNET, INC.
                     (Formerly Tugboat International, Inc.)
                         (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                            As of December 31, 2003


NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Tugboat International, Inc. was incorporated in the State of Delaware, United States of America on July 20, 1998, under the Delaware Revised Statutes, Chapter 78, Private Companies. On December 11, 2003 the Company entered into a recapitalization with MidNet, Inc. MidNet, Inc. was incorporated in the State of Nevada, United States of America on January 16, 2002. Effective March 17, 2004 the Company changed its name to MidNet, Inc.

On December 11, 2003 Tugboat International, Inc. and MidNet, Inc. completed an Agreement and Plan of Merger whereby Tugboat International issued 7,505,935 shares of its common stock and 300,000 shares of its preferred stock in exchange for all of the outstanding common stock of MidNet, Inc. Immediately prior to the Agreement and Plan of Merger, Tugboat International, Inc. had 5,544,000 shares of common stock issued and outstanding. The acquisition was accounted for as a recapitalization of MidNet, Inc. because the shareholders of MidNet, Inc. controlled Tugboat International, Inc. after the acquisition. Therefore, Midnet, Inc. was treated as the acquiring entity for accounting purposes and Tugboat International, Inc. was the surviving entity for legal purposes.

The Company operates through its sole subsidiary MidNet, Inc. MidNet, Inc.'s business plan is to provide a reliable network-operating environment within a secure private network and acts as the middle layer between telecommunication infrastructure companies, Application Service Providers and the end users. MidNet, Inc. plans to provide the means to move high-speed secured data, metered in gigabyte units, for a broad mix of services within MidNet's secure environment, including:

*    Digital media transfer
*    Digital collaboration
*    Security
*    Video conferencing
*    E-commerce transaction fulfillment
*    Unified managing (including email)

MidNet, Inc. (the parent Company) is now a holding Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Basis of Accounting

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

b. Basic Earnings per Share

In February 1997, the FASB issued SFAS No. 128, "Earnings Per Share", which specifies the computation, presentation and disclosure requirements for earnings
(loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 effective January 16, 2002 (inception).

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are computed by dividing the net loss by the weighted average number of common shares outstanding plus stock options and warrants issued and not exercised.

c. Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

d. Consolidation

The consolidated financial statements of MidNet, Inc. (A Delaware Corporation; formerly Tugboat International, Inc.) include the accounts of the Company and its subsidiary MidNet, Inc. (A Nevada Corporation). MidNet, Inc. is a wholly owned subsidiary. Significant intercompany accounts and transactions have been eliminated in consolidation.

e. Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

f. Use of estimates

Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates or assumptions affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of expenses and gains during the reporting periods. Actual results could differ from estimates.

g. Related Party Transactions

Related parties include directors and officers that own shares. The Company discloses all transactions, other than those in the ordinary course of business, with these related parties.

h. Property & Equipment

Property and equipment are recorded at cost. Minor additions and renewals are expensed in the year incurred. Major additions and renewals are capitalized and depreciated over their estimated useful lives. Depreciation and amortization is calculated using straight-line method for book purposes and accelerated methods for income tax purposes (five years for vehicles and equipment, and seven years for office furniture).

i. Development Stage Enterprise

The Company is a development stage enterprise that presents its financial statements in conformity with the generally accepted accounting principles that apply to establish operating enterprises. As such, the Company charges all administrative expenses to operations in the year they occur. The Company capitalizes only those costs that it expects to recover through future operations and those costs are subject to a regular review for possible impairment.

As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to December 31, 2003.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

j. Foreign Currency

All financial information is expressed in US dollars. Financial assets and liabilities denominated in a currency other than US dollars are translated using the period end exchange rates. Revenues and expenses denominated in other than US dollars are translated using the average exchange rates for the period. Currency gains or losses are treated as a current period transaction and are reported on the operating statement.

NOTE 3. PREPAID EXPENSES

As of December 31, 2003 the Company had prepaid expenses in the amount of $220,500. $25,000 of this amount was paid in advance for legal services that are to be performed in 2004. This amount was expensed in the first quarter of 2004. On December 30, 2003 the Company issued 550,000 in common stock to an individual as full consideration for consulting services. As of the date of issuance there had been no consulting services performed and in accordance with EITF 96-18A the Company established the measuring date as December 30, 2003.

NOTE 4. CONSULTING FEES PAYABLE

The Company entered into an agreement with two consultants on April 1, 2002 and June 1, 2002 respectively, in which the consultants agree to provide strategic planning and financial services the Company, for a fee of $5,000 each per month. During the year the Company accrued $55,000 in consulting fees and terminated the consulting agreement for financial services. Cash payment of the fees shall commence once the Company is successful in raising funds and the financing is in place. The consultant, at his option, will have the opportunity to take shares at a value of $1.00 US per share in lieu of cash, or a combination of cash and shares.

NOTE 5. GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has generated only nominal amounts of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through sale of its securities through private placements.

NOTE 6. PROPERTY & EQUIPMENT

A summary of property and equipment, and the related depreciation expense is as follows:

                                                 2003               2002
                                               --------           --------
       Property & Equipment
       Office Equipment                        $ 11,081           $  9,832
                                               --------           --------
       Total Office Equipment                    11,081              9,832
       Accumulated depreciation                  (5,015)            (2,950)
                                               --------           --------
       Net Property & Equipment                $  6,066           $  6,882
                                               ========           ========

NOTE 7.  INCOME TAXES

a. The Company is in the development stage and has earned only nominal revenue and no income. No provision for additional income tax recovery has been recorded by the Company due to its losses indicating that, more likely than not, none of the deferred income tax assets will be realized.

b. Due to the Company not having earned income, it has an effective tax rate of zero percent.

c. Losses available for deduction against future taxable income are as follows:

                                                      Loss Expiration Date
                                                      --------------------
     2002 Net Operating Loss        $(220,231)                2022
     2003 Net Operating Loss          (59,684)                2023
                                    ---------
          Net Operating Loss        $(279,915)
                                    =========

d.

                                                     As of December 31, 2003
                                                     -----------------------
     Deferred tax assets:
     Net operating tax carryforwards                         $ 92,417
     Other                                                          0
                                                             --------
     Gross deferred tax assets                                 92,417
     Valuation allowance                                      (92,417)
                                                             --------

     Net deferred tax assets                                 $      0
                                                             ========

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

NOTE 8. STOCK TRANSACTIONS

For stock transactions with other than employee(s) stock issuances are in accordance with paragraph 8 of SFAS 123, where issuances shall be accounted for based on the fair value of the consideration received. Transactions with employee(s) stock issuance are in accordance with paragraphs (16-44) of SFAS 123, where issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliable measurable.

On January 16, 2002, the Company issued 7,344,000 shares of common stock for cash valued at $0.0001 per share.

On March 31, 2002, the Company issued 131,335 shares of common stock for cash valued at $1.00 per share.

On March 31, 2002, the Company issued a stock subscription of 300,000 shares of preferred stock valued at $0.001 per share.

On December 3, 2002, the Company issued 30,600 shares of common stock for consulting services valued at $1.00 per share.

On December 19, 2003, warrants were exercised where the Company issued 133,000 shares of common stock for cash valued at $0.75 per share.

On December 30, 2003, the Company issued a stock subscription of 550,000 shares of common stock valued at $0.36 per share.

As of December 31, 2003 the Company had 13,732,935 shares of common stock outstanding.

NOTE 9. STOCKHOLDERS' EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock as of December 31, 2003.

Preferred stock, $0.0001 par value; 20,000,000 shares authorized; 300,000 and 300,000 shares issued and outstanding as of 2003 and 2002, respectively.

Common stock, $0.0001 par value; 80,000,000 shares authorized; 13,732,935 and 7,505,935 shares issued and outstanding as of 2003 and 2002, respectively.

NOTE 10. ISSUANCE OF SHARES FOR SERVICES

In accordance with paragraph 8, SFAS 123 and EITF 96-18, all transactions in which goods or services are the consideration received for the issuance of equity instruments shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

A total of 550,000 shares of common stock were issued for consulting services for the year ended December 31, 2003. As of December 31, 2003, the consulting services have not been provided.

NOTE 11. STOCK OPTIONS AND WARRANTS

The Company's accounting is in accordance with FASB 123 and EITF 96-18A in recording warrants or stock options. The Company uses the fair value base method of accounting for employee stock options or similar instrument. Under the fair value based method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. As of December 31, 2003, the Company had granted various directors and non-directors options to purchase shares as follows:

                                                     Exercise
                                    Options           Prices          Expiration
     Date of Grant                  Granted (#)      ($/share)           Date
     -------------                  -----------      ---------           ----
     3/4/2002                         500,000          0.50           3/04/2009
     6/15/2002                        200,000          0.50           6/15/2009
     2/12/2003                        560,000          0.50           2/12/2010
                                    ---------
     Total Options Granted          1,260,000
                                    =========

In December 2003, the Company issued warrants to purchase up to 2,000,000 shares of the Company's restricted Common Stock, at an exercise price of $0.75 per share. The warrants expire and become worthless on December 19, 2004.

NOTE 12. SUBSEQUENT EVENTS

On March 17, 2004 the Company formally changed its name to MidNet, Inc. Subsequent to December 31, 2003, the holders of 1,535,000 warrants, consisting of 41 separate and unrelated holders, have exercised their warrants to acquire 1,535,000 shares of the Company's restricted Common Stock at a price of $0.75 per share. Based upon the exercise of the warrants, the Company received a total of $1,151,250. None of the warrants were issued to or held by affiliates of the registrant. None of the shares of Common Stock issued upon exercise of the warrants were issued to, or are held by affiliates, either directly or indirectly.

(c) Exhibits

     Exhibits attached pursuant to Item 601 of Regulation SK:

     Exhibit 10 - Merger Agreement and Plan of Reorganization

     Exhibit 23 - Consent of Experts- Letter from Armando C. Ibarra, CPA, dated September 8, 2004

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED: September 8, 2004              MidNet, Inc.


                                      By: /s/ Kenneth M. Fasnacht
                                         ----------------------------------
                                         Kenneth M. Fasnacht
                                         Chief Financial Officer and Treasurer


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